--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 5, 1999

To Our Shareholders:

     We are pleased to submit to you the annual report for Cohen & Steers Special Equity Fund, Inc. for the quarter and year ended December 31, 1998. The net asset value per share at that date was $20.88. In addition, a semi-annual dividend of $0.24 per share was declared for shareholders of record December 22, 1998 and paid on December 23, 1998. The Fund did not make capital gains distributions in 1998.

1998 REVIEW

     1998 was a difficult year for REITs in general and for the Fund in particular. The NAREIT Equity REIT Index total return in 1998 was - 17.5%, the worst year on record since 1974 and the worst year ever relative to stocks. For the full year the Fund's total return was - 33.8%. The poor performance by REITs is difficult to reconcile in an environment of strong economic growth, low inflation and interest rates, strong financial asset returns and higher-than-expected REIT earnings growth. The Fund performed below our expectations due to positions in companies with high growth rates or higher-risk business plans, both of which under-performed REITs with high dividend yields and conservative business plans. In the second half of the year we made changes to our portfolio strategy which have begun to show results: the Fund's total return was - 3.0% in the fourth quarter of 1998, which was in line with the NAREIT Equity REIT Index total return of - 2.9%.

     The correction in REIT share prices was precipitated by a scenario whereby valuations were high, psychology was positive, and perceived risk was low -- yet capital market and economic factors impacting real estate were about to transition more quickly than anyone could have foreseen. These macro-factors had a greater impact on performance than did underlying property level and REIT fundamentals, which performed ahead of expectations in terms of demand, rent growth and earnings.

     Real estate capital flows accelerated dramatically in the first half of 1998, driving real estate prices higher and setting the stage for a significant ramp up in new development. This capital influx proved to be ill timed considering that all property sectors had transitioned from recovery to equilibrium throughout 1997-98 and, therefore, risk levels had actually escalated. In an abrupt turnabout, public market real estate capital flows froze during the third quarter. First, equity capital became prohibitively expensive and unavailable to REITs. Then the dislocations in the credit markets, which threatened the stability of the entire financial system and the U.S. economy, nearly shut down all activity in the public real estate debt markets. Fortunately, just when it appeared that real estate markets were headed for an oversupply situation the public markets shut down capital flows.

     The corrective mechanism of the real estate capital markets had both positive and negative implications for REITs. The negatives: a) property prices declined 10-20%, and b) REITs were shut off from equity capital, causing a decline in earnings estimates and growth rates. Ironically, despite the self-correcting response of the public markets, confidence in REITs slipped as investors seemed to dwell on the notion that real estate industry was again experiencing a capital driven boom-bust cycle. On the positive side, the development backlog quickly reversed, eliminating the threat of over-building. In addition, the capital vacuum improved the investment environment for companies with capital, due to higher property yields and less competition. In a move related to the credit market disruptions, the Federal Reserve reduced interest rates three times in the fourth quarter, improving the outlook for the economy and for real estate demand. Despite the improved fundamental outlook for REITs, performance was a disappointment in the fourth quarter: REITs returned
 - 2.9%, far below the S&P 500 and Russell 2000 Indexes

--------------------------------------------------------------------------------
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

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
which soared 21.3% and 16.5%, respectively -- causing investors to re-evaluate the factors driving REIT performance.

     Investors have likely become concerned about persistent deflationary pressures and the long-term impact on rents and property values. It is no coincidence, in our opinion, that in addition to REITs, 1998's worst performing investments included other potential victims of deflation such as most commodities, precious and non-precious metals, and just about anything energy-related. In a low inflation (or deflationary) and low interest rate environment, investors often pay the highest price for longer-term investments, such as safe long-term bonds or high growth stocks such as technology, communications or Internet companies, for example. If deflation is expected to persist for a long period, investors demand a higher current return in order to offset the risk of a potential long-term decline in asset values. The net result: Equity REIT dividend yields rose from 5.5% at the beginning of the year to a five-year high of 7.5% by year end.

INVESTMENT OUTLOOK

     In contrast to last year, 1999 began with low expectations for REIT performance -- the sector is out of favor, and little is expected in terms of positive fundamental surprises. For example, analysts have assumed that REITs will not have access to equity capital and, therefore, will not produce incremental growth through acquisitions. By contrast, growth expectations last year were very high. Managements then believed that high valuations were awarded to those companies with the greatest growth; they crafted business plans and staffed their organizations to deliver growth, and many reached for acquisitions that did not earn their cost of capital. Now that growth expectations are lower, the risk inherent in most business plans is lower. In addition, capital invested in 1999 will earn a greater return than the capital invested last year. In our view, the low expectations for REIT performance have set the stage for positive surprises.

     In addition to lower risk in REIT business plans, the risk in real estate prices is also lower. During the fourth quarter of last year the 'speculative' capital driving real estate prices and development was sidelined. As a result, real estate prices are now 10-20% lower and capital flows are disciplined. Volume in the commercial mortgage-backed securities ('CMBS') market, the public debt market analog to REIT equities, should decline to an annualized pace of $55 billion in 1999, 30% below last year's pace.

     Economic prospects should be less volatile than last year. In 1998 REIT valuations were hurt by the threat of a credit crunch and recession, which was precipitated by the Asian contagion and Russian debt crisis. The U.S. economy withstood those challenges. The economy entered 1999 with strong momentum and favorable readings on interest rates, inflation, employment, consumer spending and fiscal issues. In addition, the economy has imbedded support from the monetary stimulus provided by the Federal Reserve and central banks around the world. While REIT share prices discounted the prospect for recession last fall, they did not rally in response to the Fed's easings (and improved economic prospects) as did the broader equity markets.

     While the risks in REIT fundamentals appear to be lower than last year, valuations are much lower. REITs traded at a 20-25% premium to the underlying value of their real estate at the beginning of 1998, but entered 1999 trading at a 5-10% discount. This devaluation reflects lower growth expectations, as well as an assessment that it is more difficult to add value in the equilibrium phase of the cycle. Importantly, the potential for REIT fundamentals to drive share prices is greater today than last year when, with perfect hindsight, the risk was high

--------------------------------------------------------------------------------
                                       2

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
that fundamentals would fall short of expectations. As was the case for most of last year, REITs continue to have record low share price valuations relative to stocks and bonds.

     Summarizing our outlook, the transition that occurred in the real estate and REIT markets last year has created a situation where risk, expectations, and valuations have been reduced. Yet at the same time, fundamentals are still attractive. Therefore, the investment profile of REITs -- dividend yields of 7.5% and high single-digit earnings growth -- should become more highly valued in the capital markets. It will likely take some time for REITs to regain credibility and for investor psychology to mend. This process should gradually unfold throughout 1999 as the profile of risk-adjusted fundamentals for REITs becomes apparent.

     We do not believe, however, that a new bull market in REIT shares is about to begin. Rather, we expect most real estate markets to remain in equilibrium, whereby the supply and demand for space are about equal. Based upon the experience of last year, the near instantaneous reaction of the financial markets to any actual or perceived imbalances will likely serve to maintain this equilibrium condition. The swiftness with which the real estate markets have moved is primarily the result of the domination of public securities markets for debt and equity financing of real estate.

     While a persistent equilibrium condition is a consequence of public market discipline and is generally very positive for the industry, it does pose a number of challenges. These conditions represent a vast increase in the efficiency of the market and thereby a reduction of profit opportunities, both in the direct property markets as well as in REIT investing. Thus, it is our belief that future returns from REITs will be consistent with this less cyclical, steady fundamental environment. Equilibrium should foster the continued consolidation of the real estate industry, resulting in the creation of ever-larger companies. These companies may begin to produce 'index-like' returns due to the increasing size and scope of their property holdings.

INVESTMENT STRATEGY

     Regarding the Fund's strategy, we are committed to holding approximately twenty companies that possess the best return potential in the real estate sector. In the third quarter of 1998 we shifted to a portfolio strategy whereby a foundation is built from the best of the 'Realty Majors' -- a name we have given to those 25-35 companies that, by virtue of value-added management, financial strength and protected markets, will generate sustainable growth in equilibrium conditions. The balance of the Fund's assets will be allocated to strategies where the return potential exceeds that of high-quality REITs. At year end 53% of the Fund's assets were invested in REITs and 43% were invested in C-corporations that operate a variety of real estate related businesses.

     The challenge for the Fund is to find opportunities that will produce returns exceeding those that REITs can provide, taking an acceptable level of risk. We have allocated approximately 50% of the Fund's assets to three sectors that, we believe, offer unique return potential: Office, Health Care, and Hotel/Gaming. All three sectors under-performed by a wide margin in 1998, appear to be undervalued, and should show better-than-expected fundamentals. Another theme is companies operating in urban or protected markets -- these companies are best positioned to deal with the competitive threats that equilibrium poses. The Fund has over 40% of its assets in these types of companies, principally those that operate in the New York metropolitan area. Primarily due to the difficulty of adding value in equilibrium, the Fund has little or no exposure to the Apartment, Industrial, Self-storage, Retail, and Manufactured Home sectors. Longer term, the process by which the public market awards

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
capital to the winners, and neglects the losers, should create a broader divergence in valuations, thereby creating value opportunities.

     One segment of the Health Care sector that we are excited about as a contrarian opportunity is long-term care. The stocks of these owners and operators of nursing homes, which have good long-term fundamentals due to the aging of America and the restrictions on development, have under-performed the market for several years due to pending changes in the Medicare reimbursement system. This regulatory change is causing significant dislocations, which should create attractive market share, profit, and consolidation opportunities for companies that are quality, efficient operators with strong balance sheets. Reflecting uncertainty, the sector is trading at a P/E ratio that is half the intrinsic growth rate of the sector.

     In summary, 1998 was a year of transition and volatility, which negatively impacted share prices of all real estate securities -- particularly those with higher risk and growth-oriented business plans. In hindsight, we should have adopted a more defensive strategy for what proved to be a difficult investing climate, despite good underlying fundamentals. Looking to 1999 we believe that the Fund is well positioned for what should be a more stable environment. Accordingly, the Fund has a good mix of high quality REITs that will excel in equilibrium as well as several contrarian holdings where share prices do not adequately reflect fundamentals.

Sincerely,

             MARTIN COHEN                         ROBERT H. STEERS
             MARTIN COHEN                         ROBERT H. STEERS
             President                                      Chairman

                               JOSEPH M. HARVEY
                               JOSEPH M. HARVEY
                               Director of Research
                               Cohen & Steers Capital Management, Inc.

Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

     The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long-term through investment in real estate companies. The Fund pursues its investment objective by seeking investments in a limited number of companies which are engaged in the real estate industry or related industries, or in companies which own significant real estate assets and are believed by the investment advisor to have unrecognized intrinsic value. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.

     In 1998 the Fund's investment performance was below the total returns of the benchmark indexes. In the Adviser's opinion, real estate securities under-performed common stocks in general due to concerns about the maturation of the real estate cycle, the decline in capital flows to the real estate sector, and uncertainty regarding the economy. The Fund under-performed its real estate benchmark indexes due to holdings in REITs and C-corporations with high growth (and higher risk) business plans and low dividend yields. In 1998, the share prices of REITs with low valuations, high dividend yields, and conservative business plans generally out-performed the share prices of real estate companies with aggressive, growth-oriented business plans, in our opinion. In light of the share price declines in 1998 and the decline in capital to fund new real estate development, we believe that the factors impacting real estates securities performance are adequately reflected in share valuations.


-------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                       FOR PERIODS ENDED DEC. 31, 1998
-------------------------------------------------------------------------
                                     1 YEAR      SINCE INCEPTION (5/8/97)
-------------------------------------------------------------------------
  Fund                                -33.83%              -3.85%
-------------------------------------------------------------------------
  NAREIT All**                        -18.32%              -0.91%
-------------------------------------------------------------------------
  Wilshire                            -17.43%               0.23%
-------------------------------------------------------------------------
  S&P                                  28.58%              30.32%
-------------------------------------------------------------------------


                                      [GRAPH]

                            Growth of a $10,000 Investment
                                   Since Inception

                   Cohen &                           Wilshire
                   Steers            NAREIT          Real Estate
                   Special          All REIT         Securities
                 Equity Fund         Index              Index             S&P 500
                 -----------        --------         -----------          -------
 5/8/97*           $10,000           $10,000            $10,000           $10,000
 6/30/97           $10,917           $10,815            $10,809           $10,885
 9/30/97           $13,627           $12,005            $12,174           $11,700
12/31/97           $14,511           $12,131            $12,156           $12,036
 3/31/98           $14,074           $12,065            $12,065           $13,715
 6/30/98           $13,145           $11,507            $11,511           $14,168
 9/30/98           $ 9,900           $10,251            $10,134           $12,758
12/31/98           $ 9,608           $ 9,847            $10,038           $15,475


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 *  Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 119 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities. The Fund invests in REITs with investments in health care facilities. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

 ** The NAREIT All REIT Index (prior to January 4, 1999) and the Wilshire Real
    Estate Securities Index are published monthly. Total returns and cumulative values of a $10,000 investment are calculated from April 30, 1997, the date nearest the Fund's inception for which comparable performance data exist.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                                         % OF
                                                                              NUMBER         VALUE       NET
                                                                             OF SHARES     (NOTE 1)     ASSETS
                                                                            -----------   -----------   ------
EQUITIES
      LNR Property Corp. .............................................          386,600   $ 7,707,838    13.97%
      *Alexander's....................................................           62,200     4,863,262     8.82
      Starwood Hotels & Resorts Worldwide.............................          205,400     4,660,013     8.45
      Vornado Realty Trust............................................          114,600     3,867,750     7.01
      SL Green Realty Corp. ..........................................          149,800     3,239,425     5.87
      Mack-Cali Realty Corp. .........................................           92,400     2,852,850     5.17
      *American Retirement Corp. .....................................          176,500     2,768,844     5.02
      *Omega Worldwide................................................          626,100     2,739,188     4.97
      Arden Realty Group..............................................          115,500     2,678,156     4.86
      Crescent Real Estate Equities Co. ..............................          105,500     2,426,500     4.40
      *HCR Manor Care.................................................           82,300     2,417,562     4.38
      *Vencor.........................................................          519,100     2,335,950     4.23
      *Station Casinos................................................          285,000     2,333,438     4.23
      *Crescent Operating.............................................          454,700     2,159,825     3.92
      Forest City Enterprises -- Class A .............................           80,900     2,123,625     3.85
      Apartment Investment & Management Co. -- Class A................           54,600     2,030,437     3.68
      **Brookfield Properties Corp. ..................................          151,800     1,857,969     3.37
      Prime Group Realty Trust........................................          120,200     1,818,025     3.30
      Ventas..........................................................          128,000     1,560,000     2.83
      *Assisted Living Concepts.......................................           11,500       150,937     0.27
                                                                                          -----------   ------
            TOTAL EQUITIES (Identified cost -- $71,877,186)...........                     56,591,594   102.60
                                                                                          -----------   ------

                                                                           PRINCIPAL
                                                                             AMOUNT
                                                                           ----------
COMMERCIAL PAPER
      Preferred Finance Corp., 4.80%, 1/4/99 (Identified Cost --
         $1,530,400).................................................      $1,531,000      1,530,400     2.77
                                                                                        ------------   ------
TOTAL INVESTMENTS (Identified cost -- $73,407,586)...................                     58,121,994   105.37
LIABILITIES IN EXCESS OF OTHER ASSETS................................                     (2,962,792)   (5.37)
                                                                                        ------------   ------
NET ASSETS (Equivalent to $20.88 per share based on 2,642,310 shares
   of capital stock outstanding).....................................                   $ 55,159,202   100.00%
                                                                                        ------------   ------
                                                                                        ------------   ------

------------------------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto Stock
   Exchange. Its market value in Canadian dollars on December 31, 1998 was $2,853,840. The Canadian dollar exchange rate on December 31, 1998 was 0.651 to 1 U.S. dollar.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
      Investments in securities, at value (Identified cost -- $73,407,586) (Note 1)................  $ 58,121,994
      Cash.........................................................................................           270
      Receivable for investment securities sold....................................................       977,528
      Dividends receivable.........................................................................       219,079
      Receivable for fund shares sold..............................................................       134,471
      Other assets.................................................................................        80,226
                                                                                                     ------------
            Total Assets...........................................................................    59,533,568
                                                                                                     ------------
LIABILITIES:
      Payable for outstanding borrowings (Note 6)..................................................     4,010,960
      Payable for fund shares redeemed.............................................................       255,609
      Payable to investment adviser................................................................        38,267
      Payable to administrator.....................................................................        12,837
      Other liabilities............................................................................        56,693
                                                                                                     ------------
            Total Liabilities......................................................................     4,374,366
                                                                                                     ------------
NET ASSETS applicable to 2,642,310 shares of $0.001 par value common stock outstanding (Note 4).........................................................................  $ 55,159,202
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($55,159,202[div]2,642,310 shares outstanding)...............................................  $      20.88
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 91,703,400
      Accumulated net realized loss on investments sold............................................   (21,258,606)
      Net unrealized depreciation on investments...................................................   (15,285,592)
                                                                                                     ------------
                                                                                                     $ 55,159,202
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
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                                       7



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income (Note 1):
      Dividend income (net of $1,852 of foreign withholding tax)...................................  $  3,096,879
      Interest income..............................................................................       335,127
                                                                                                     ------------
            Total Income...........................................................................     3,432,006
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................     1,035,302
      Administration and transfer agent fees (Note 2)..............................................       190,335
      Professional fees............................................................................        80,973
      Reports to shareholders......................................................................        64,778
      Directors' fees and expenses (Note 2)........................................................        32,000
      Interest expense (Note 6)....................................................................        30,643
      Registration and filing fees.................................................................        30,206
      Amortization of organization expenses (Note 1)...............................................        21,219
      Custodian fees and expenses..................................................................         5,703
      Miscellaneous................................................................................        11,313
                                                                                                     ------------
            Total Expenses.........................................................................     1,502,472
                                                                                                     ------------
      Reduction of expenses (Note 5)...............................................................       (35,057)
                                                                                                     ------------
            Net Expenses...........................................................................     1,467,415
                                                                                                     ------------
Net Investment Income..............................................................................     1,964,591
                                                                                                     ------------
Net Realized and Unrealized Loss on Investments:
      Net realized loss on investments.............................................................   (22,083,208)
      Net change in unrealized appreciation/(depreciation) on investments..........................   (29,250,377)
                                                                                                     ------------
            Net realized and unrealized loss on investments........................................   (51,333,585)
                                                                                                     ------------
Net Decrease in Net Assets Resulting from Operations...............................................  $(49,368,994)
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
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                                       8

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--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE             FOR THE PERIOD
                                                                       YEAR ENDED        MAY 8, 1997'D' THROUGH
                                                                    DECEMBER 31, 1998       DECEMBER 31, 1997
                                                                    -----------------  ---------------------------

Change in Net Assets:
      From Operations:
            Net investment income.................................    $   1,964,591           $     933,105
            Net realized gain/(loss) on investments...............      (22,083,208)              9,814,004
            Net change in unrealized appreciation/
               (depreciation) on investments......................      (29,250,377)             13,964,785
                                                                    -----------------       ---------------
                  Net increase/(decrease) in net assets resulting
                     from operations..............................      (49,368,994)             24,711,894
                                                                    -----------------       ---------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income.................................       (1,288,005)               (734,589)
            Net realized gain on investments......................               --              (9,864,504)
            Tax return of capital.................................         (618,421)               (429,791)
                                                                    -----------------       ---------------
                  Total dividends and distributions to
                     shareholders.................................       (1,906,426)            (11,028,884)
                                                                    -----------------       ---------------
      Capital Stock Transactions (Note 4):
            Increase/(decrease) in net assets from Fund share
               transactions.......................................      (29,499,782)            122,151,394
                                                                    -----------------       ---------------
                  Total increase/(decrease) in net assets.........      (80,775,202)            135,834,404
      Net Assets:
            Beginning of period...................................      135,934,404                 100,000
                                                                    -----------------       ---------------
            End of period.........................................    $  55,159,202           $ 135,934,404
                                                                    -----------------       ---------------
                                                                    -----------------       ---------------

------------------------

'D' Commencement of operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                           FOR THE PERIOD
                                                                        FOR THE            MAY 8, 1997'D'
                                                                      YEAR ENDED              THROUGH
PER SHARE OPERATING PERFORMANCE:                                   DECEMBER 31, 1998     DECEMBER 31, 1997
------------------------------------------------------------------ -----------------    --------------------
Net asset value, beginning of period..............................      $ 32.25               $  25.00
                                                                        -------             ----------
Income from investment operations
     Net investment income........................................         0.53                   0.31
     Net realized and unrealized gain/(loss) on investments.......       (11.39)                  9.92
                                                                        -------             ----------
           Total from investment operations.......................       (10.86)                 10.23
                                                                        -------             ----------
Less dividends and distributions to shareholders from:
     Net investment income........................................        (0.34)                 (0.27)
     Net realized gain on investments.............................           --                  (2.59)
     Tax return of capital........................................        (0.17)                 (0.12)
                                                                        -------             ----------
           Total dividends and distributions to shareholders......        (0.51)                 (2.98)
                                                                        -------             ----------
     Net asset value, end of period...............................      $ 20.88               $  32.25
                                                                        -------             ----------
                                                                        -------             ----------
------------------------------------------------------------------------------------------------------------
Total investment return...........................................      - 33.83%                 41.68%(1)
                                                                        -------             ----------
                                                                        -------             ----------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in millions)......................      $55.159               $135.934
                                                                        -------             ----------
                                                                        -------             ----------
     Ratios of expenses to average daily net assets (before
        expense reduction)........................................         1.31%                  1.35%(2)
                                                                        -------             ----------
                                                                        -------             ----------
     Ratios of expenses to average daily net assets (net of
        expense reduction)........................................         1.28%                  1.35%(2)
                                                                        -------             ----------
                                                                        -------             ----------
     Ratio of net investment income to average daily net assets
        (before expense reduction)................................         1.68%                  1.73%(2)
                                                                        -------             ----------
                                                                        -------             ----------
     Ratio of net investment income to average daily net assets
        (net of expense reduction)................................         1.71%                  1.73%(2)
                                                                        -------             ----------
                                                                        -------             ----------
     Portfolio turnover rate......................................       112.32%                 96.68%
                                                                        -------             ----------
                                                                        -------             ----------

------------------------
'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. A portion of the Fund's dividend may consist of amounts in excess of net investment income

--------------------------------------------------------------------------------
                                       11



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

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $618,421 ($0.17 per share) for the period ended December 31, 1998, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund decreased undistributed net investment income and accumulated net realized loss on investments sold by $676,586. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1998, the Fund amortized $21,219 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the year ended December 31, 1998, the Fund incurred $1,035,302 in advisory fees.

     The Investment Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.35% of the Fund's average net assets until December 31, 1998. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. After December 31, 1998, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
For the year ended December 31, 1998, the Fund's actual expense ratio did not exceed 1.35% and the expense limitation was not needed.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1998, the Fund paid the Adviser $23,033 in fees under this administrative agreement.

     In addition, the Fund has entered into a fund accounting and sub-administration agreement with the Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 1998, fees and related expenses accrued for non-affiliated directors totaled $32,000.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1998 totaled $121,487,267 and $139,357,545, respectively.

     At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.............................................................  $ 73,687,572
                                                                             ------------
Gross unrealized appreciation..............................................  $  1,001,485
Gross unrealized depreciation..............................................  $(16,567,063)
                                                                             ------------
Net unrealized depreciation................................................  $(15,565,578)
                                                                             ------------
                                                                             ------------

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                                        FOR THE PERIOD MAY 8,
                                                                                               1997'D'
                                                              FOR THE YEAR ENDED               THROUGH
                                                               DECEMBER 31, 1998          DECEMBER 31, 1997
                                                           -------------------------   ------------------------
                                                             SHARES        AMOUNT       SHARES        AMOUNT
                                                           ----------   ------------   ---------   ------------
Sold.....................................................   1,527,210   $ 44,026,634   4,119,793   $119,603,412
Issued as reinvestment of dividends......................      62,196      1,534,584     346,987     10,609,778
Redeemed.................................................  (3,162,004)   (75,061,000)   (255,872)    (8,061,796)
                                                           ----------   ------------   ---------   ------------
Net increase/(decrease)..................................  (1,572,598)  $(29,499,782)  4,210,908   $122,151,394
                                                           ----------   ------------   ---------   ------------
                                                           ----------   ------------   ---------   ------------

------------------------
'D' Commencement of operations.

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $35,057 under this arrangement.

NOTE 6. BORROWINGS

     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. At December 31, 1998, the Fund had loans outstanding totaling $4,000,000. For the period November 16, 1998 through December 31, 1998, the average daily balance of loans outstanding was $4,000,000 at a weighted average interest rate of 6.00%. The maximum amount of loans outstanding at any time during the year ended was $4,000,000. The loan is collaterized by the Fund's portfolio.

NOTE 7. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD
     At December 31, 1998, the Fund had a capital loss carryforward of $20,978,620 expiring in 2006.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Special Equity Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statements of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from May 8, 1997 (commencements of operations) to December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 5, 1999

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                                       15



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           One Chase Manhattan Plaza
 Willard H. Smith, Jr.                                     New York, NY 10081
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            1775 Eye Street, NW
                                                           Washington, DC 20006
 Adam Derechin
 Vice President and                                        NASDAQ Symbol: CSSPX
 Assistant Treasurer                                       Website: www.cohenandsteers.com

                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           unless accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.

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                                       16



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

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                                 COHEN & STEERS
                               SPECIAL EQUITY FUND
                               -------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

First Class Mail
  U.S. Postage
     PAID
  Boston, MA
Permit No. 56712


                     STATEMENT OF DIFFERENCES
                     ------------------------

The dagger symbol shall be expressed as......................................'D'